
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                AUGUST 4, 1997

                            -----------------------

                             LTC PROPERTIES, INC.
            (Exact name of registrant as specified in its charter)
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
           MARYLAND                            1-11314                 71-0720518
  (State or other jurisdiction                                      (I.R.S. Employer
of incorporation or organization)      (Commission File Number)   Identification Number)

                        300 ESPLANADE DRIVE, SUITE 1860
                               OXNARD, CA 93030
                   (Address of principal executive offices)
                                (805) 981-8655
                        (Registrant's telephone number)
                             ---------------------








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ITEM 5.   Other Events

          On July 22, 1997, LTC Properties, Inc. (the "Company") announced, pursuant to a Press Release ("Press Release"), financial results for the period ending June 30, 1997. A copy of the Press Release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

     a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable.

     b)   PRO FORMA FINANCIAL INFORMATION.  Not Applicable.

     c)   EXHIBITS

          99.1   Press Release of LTC Properties, Inc., dated July 22, 1997.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LTC PROPERTIES, INC.



                                    By:  /s/ JAMES J. PIECZYNSKI
                                         ---------------------------------
                                         James J. Pieczynski
                                         Chief Financial Officer and Chief
                                         Accounting Officer

Date: August 4, 1997
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                                 EXHIBIT INDEX
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

                                                                                   Sequentially
     Exhibit                                                                         Numbered
       No.                       Description                                          Page
     -------                     -----------                                      -------------
      99.1                      Press release dated July 22, 1997 announcing
                                financial results for the period ended June 30,
                                1997.
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